Exhibit 10.4

Avis Budget Rental Car Funding (AESOP) LLC
48 Wall Street
New York, NY 10005

October 7, 2010

To the Persons Listed
On Schedule I Attached Hereto

Ladies and Gentlemen:

Reference is made to the Series 2009-3 Supplement, dated as of November 5, 2009 (as amended to date, the “Series 2009-3 Supplement”), among Avis Budget Rental Car Funding (AESOP) LLC (“ABRCF”), as Issuer, Avis Budget Car Rental, LLC (“ABCR”), as Administrator, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein, Deutsche Bank AG, New York Branch, as Administrative Agent, and The Bank of New York Mellon Trust Company, N.A., as Trustee (in such capacity, the “Trustee”) and as Series 2009-3 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as amended to date, the “Base Indenture”), between ABRCF and the Trustee.  Capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings set forth in the Base Indenture or the Series 2009-3 Supplement, as applicable.

ABCR, Avis Budget Holdings, LLC, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto have entered into the Fourth Amendment, dated as of the date hereof and attached as Schedule II hereto, to the Credit Agreement (the “Credit Agreement Amendment”).

Pursuant to the definition of “Credit Agreement” in the Series 2009-3 Supplement, references to the Credit Agreement in the Series 2009-3 Supplement do not give effect to any amendment thereto (subsequent to the Second Amendment thereto dated as of March 10, 2010) unless such amendment has been approved in writing by the Requisite Noteholders.

Pursuant to this approval letter (this “Approval”), ABRCF is requesting the approval of each of the persons identified on Schedule I attached hereto of the Credit Agreement Amendment.

By executing the appropriate signature block below, each of the Purchaser Groups approves the Credit Agreement Amendment for purposes of the definition of “Credit Agreement” in the Series 2009-3 Supplement.  Upon the receipt by ABRCF (or its agent) of such approvals from the Purchaser Groups comprising the Requisite Noteholders, references to the Credit Agreement in the Series 2009-3 Supplement shall be deemed to be references to the Credit Agreement as further amended by the Credit Agreement Amendment.

If you agree to the foregoing, please sign and return a copy of this Approval by facsimile or email to Kate Barrington (fax no.: (212) 354-8113; email: kbarrington@whitecase.com).  Please also send four (4) executed originals to Kate Barrington at White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036.

This Approval may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.  Execution and delivery of this Approval by delivery of facsimile signatures shall have the same force and effect as delivery of manual signatures hereon.

THIS APPROVAL AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours, AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC
By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Treasurer

AGREED, ACKNOWLEDGED AND APPROVED:

GEMINI SECURITIZATION CORP., LLC, as a CP Conduit Purchaser under the Series 2009-3 Supplement
By:	/s/ Frank B. Bilotta
Name: Frank B. Bilotta
Title: President

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2009-3 Supplement
By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Director

By:	/s/ Ozan Kaya
Name: Ozan Kaya
Title: Vice President

ACKNOWLEDGED BY:

AVIS BUDGET CAR RENTAL, LLC, as Administrator
By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Treasurer

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent
By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Director

By:	/s/ Ozan Kaya
Name: Ozan Kaya
Title: Vice President